COMMITMENTS	12 Months Ended
Dec. 31, 2023
COMMITMENTS
COMMITMENTS

28.COMMITMENTS

In the normal course of business, the Company enters into contracts that give rise to commitments. As at December 31, 2023, the Company had issued $2,944 of purchase orders for the acquisition of property, plant and equipment and $3,102 in relation to the operations.

Royalty

The Company issued a 3% net smelter royalty (“NSR”) over the Matawinie Property to Pallinghurst for an aggregate purchase price of $4,306. The Royalty agreement is subject to a 1% Buyback right in favor of the Company for a price of $1,306 plus an amount equal to interest accrued at a rate of 9% per annum from and after the closing of the Royalty Agreement on August 28, 2020 up to the Buyback consideration date. The original agreement was amended on August 18, 2023 to extend the duration of the Buyback option by an additional year, bringing the termination date to August 28, 2024.

Matawinie Property

A large part of the property is subject to a 0.2% NSR owned by Pallinghurst, which can be purchased by the Company for $200.

Collaboration and Sharing of Benefits

On January 23, 2020, the Company signed a benefit-sharing agreement with the municipality of Saint-Michel-des-Saints as part of the Matawinie Property. Through this agreement and throughout the mine’s commercial operating life, the Company will contribute up to 2% of its net future positive cash flow after taxes to the municipality, subject to a minimum payment of $400, annually.